Exhibit 10.3

SECURITY AGREEMENT

This Security Agreement, dated as of September 11, 2019 (this “Agreement”), is by and between Seller’s Choice, LLC, a New Jersey limited liability company (the “Company”), and Home Revolution, LLC, a Delaware limited liability company, the holder of that certain secured promissory note, dated September 11, 2019, made by Jerrick Media Holdings, Inc., a Nevada corporation (“Jerrick”), in the original principal amount of $660,000 (the “Note”) (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, Jerrick and the Secured party have entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, whereby Jerrick acquired 100% of the membership interests of the Company; and

WHEREAS, in order to induce the Secured Party to enter into the Purchase Agreement, Jerrick has agreed to cause and direct the Company, as its wholly-owned subsidiary to execute and deliver to the Secured Party this Agreement and to grant the Secured Party a security interest in certain property of the Company to secure the prompt payment, performance and discharge in full of all of Jerrick’s obligations under the Note.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account,” “chattel paper,” “commercial tort claim,” “deposit account,” “document,” “equipment,” “fixtures,” “general intangibles,” “goods,” “instruments,” “inventory,” “investment property,” “letter-of-credit rights,” “proceeds,” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Company, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for:

(i) All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any of the Company’s business and all improvements thereto; and (B) all inventory;

(ii) All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, licenses, distribution and other agreements, computer software (whether “off-the-shelf,” licensed from any third party or developed by the Company), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

(iii) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv) All documents, letter-of-credit rights, instruments and chattel paper;

(v) All commercial tort claims;

(vi) All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii) All investment property;

(viii) All supporting obligations; and

(ix) All files, records, books of account, business papers, and computer programs; and

(x) the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

Without limiting the generality of the foregoing, the “Collateral” shall include any shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of the Company obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

(b) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

(c) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, Jerrick to the Secured Party, including, without limitation, all obligations under this Agreement, the Note, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company from time to time under or in connection with this Agreement, the Note, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

(d) “Organizational Documents” means with respect to the Company, the documents by which the Company was organized (such as a certificate of incorporation, certificate of limited partnership or certificate of formation, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the Company (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(e) “Permitted Indebtedness” means (a) the indebtedness evidenced by the Note, and (b) indebtedness that (i) is expressly subordinate to the Note pursuant to a written subordination agreement with the Secured Party that is acceptable to the Secured Party in its sole and absolute discretion and (ii) matures at a date later than the 91st day following the Maturity Date.

(f) “Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with generally accepted accounting principles; (b) liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; and (c) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder; and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.

(g) “UCC” means the Uniform Commercial Code of the State of New Jersey and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2. Grant of Security Interest in Collateral. As an inducement for the Secured Party to enter into the Purchase Agreement and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a “Security Interest” and, collectively, the “Security Interests”).

3. Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a) The Company has the requisite limited liability company power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement has been duly executed by the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b) The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Secured Party a valid, perfected and continuing perfected first priority lien in the Collateral.

(c) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral, subject only to Permitted Liens securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, no action is necessary to create, perfect or protect the security interests created hereunder.

(d) The Company hereby authorizes the Secured Party to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

(e) The execution, delivery and performance of this Agreement by the Company does not (i) violate any of the provisions of any Organizational Documents of the Company or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Company or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Company’s debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Company) necessary for the Company to enter into and perform its obligations hereunder have been obtained.

(f) Except for Permitted Liens, the Company shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 12 hereof. The Company hereby agrees to defend the same against the claims of any and all persons and entities. The Company shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Company will sign and deliver to the Secured Party on behalf of the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder.

(g) The Company will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by the Company in its ordinary course of business and sales of inventory by the Company in its ordinary course of business) without the prior written consent of the Secured Party.

(h) The Company shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(i) The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest, through the Secured Party, therein.

(j) The Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Secured Party’s security interest in the Collateral.

(k) The Company shall permit the Secured Party and its representatives and Secured Party to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Secured Party from time to time.

(l) The Company shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(m) The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(n) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(o) The Company shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business.

(p) The Company will not change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 20 days prior written notice to the Secured Party of such change and, at the time of such written notification, the Company provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(q) Except in the ordinary course of business, the Company may not consign any of its inventory or sell any of its inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Secured Party which shall not be unreasonably withheld.

(r) The Company may not relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Party and so long as, at the time of such written notification, the Company provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(s) The Company was organized and remains organized solely under the laws of the State of New Jersey.

(t) At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the Company shall deliver such Collateral to the Secured Party.

(u) The Company shall cause all tangible chattel paper constituting Collateral to be delivered to the Secured Party, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the Company shall cause the underlying chattel paper to be “marked” within the meaning of Section 9-105 of the UCC (or successor section thereto).

(v) To the extent that any Collateral consists of letter-of-credit rights, the Company shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Party.

(w) To the extent that any Collateral is in the possession of any third party, the Company shall join with the Secured Party in notifying such third party of the Secured Party’s security interest in such Collateral and shall use its best efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Secured Party.

(x) If the Company shall at any time hold or acquire a commercial tort claim, the Company shall promptly notify the Secured Party in a writing signed by the Company of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

(y) The Company shall immediately provide written notice to the Secured Party of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof, shall execute and deliver to the Secured Party an assignment of claims for such accounts and cooperate with the Secured Party in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof.

(z) Without limiting the generality of the other obligations of the Company hereunder, the Company shall promptly (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give the Secured Party notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

(aa) The Company will from time to time, at the joint and several expense of the Company, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

4. Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Secured Party’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which the Company is subject or to which the Company is party.

5. Defaults. The following events shall be “Events of Default”:

(a) The occurrence of an Event of Default (as defined in the Note) under the Note;

(b) Any representation or warranty of the Company in this Agreement shall prove to have been incorrect in any material respect when made;

(c) The failure by the Company to observe or perform any of its obligations hereunder for fifteen (15) days after delivery to the Company of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and the Company is using best efforts to cure same in a timely fashion; or

(d) If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company, or a proceeding shall be commenced by the Company, or by any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof, or the Company shall deny that the Company has any liability or obligation purported to be created under this Agreement.

6. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Company shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party, pro-rata in proportion to their respective then-currently outstanding principal amount of Note for application to the satisfaction of the Obligations.

7. Rights and Remedies Upon Default.

(a) Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Party shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Secured Party, for the benefit of the Secured Party, shall have the following rights and powers:

(i) The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Company’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Company’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii) Upon notice to the Company by Secured Party, all rights of the Company to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of the Company to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Secured Party shall have the right to receive, for the benefit of the Secured Party, any interest, cash dividends or other payments on the Collateral and, at the option of Secured Party, to exercise in such Secured Party’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Secured Party shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or the Company or any of its direct or indirect subsidiaries.

(iii) The Secured Party shall have the right to operate the business of the Company using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party, for the benefit of the Secured Party, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

(iv) The Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Secured Party, on behalf of the Secured Party, and to enforce the Company’s rights against such account debtors and obligors.

(v) The Secured Party, for the benefit of the Secured Party, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Party, on behalf of the Secured Party, or its designee.

(vi) The Secured Party may (but is not obligated to) transfer any or all Intellectual Property registered in the name of the Company at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Party or any designee or any purchaser of any Collateral.

(b) The Secured Party shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Secured Party sells any of the Collateral on credit, the Company will only be credited with payments actually made by the purchaser. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c) For the purpose of enabling the Secured Party to further exercise rights and remedies under this Section 7 or elsewhere provided by agreement or applicable law, the Company hereby grants to the Secured Party, for the benefit of the Secured Party and the Secured Party, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Company) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by the Company, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

8. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing the Secured Party’s rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Party (based on then-outstanding principal amounts of Note at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Party as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

9. Costs and Expenses. The Company agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Security Interests therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and Secured Party may incur in connection with the creation, perfection, protection, satisfaction, foreclosure, collection or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement and pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

10. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) neither the Secured Party nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) the Company shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by the Company thereunder. Neither the Secured Party nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party or any Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party or any Secured Party be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party or any Secured Party may be entitled at any time or times.

11. Security Interests Absolute. All rights of the Secured Party and all obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interests granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Party to proceed against any other person or entity or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

12. Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Note have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Company contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

13. Power of Attorney; Further Assurances.

(a) The Company authorizes the Secured Party, and does hereby make, constitute and appoint the Secured Party and its successors or assigns with full power of substitution, as the Company’s true and lawful attorney-in-fact, with power, in the name of the Secured Party or the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Secured Party, and at the expense of the Company, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Note all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which the Company is subject or to which the Company is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, the Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

(b) On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interests granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c) The Company hereby irrevocably appoints the Secured Party as the Company’s attorney-in-fact, with full authority in the place and instead of the Company and in the name of the Company, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Secured Party. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

14. Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Note.

15. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

16. Miscellaneous.

(a) No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Secured Party or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

(d) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e) No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Secured Party (other than by merger). Any Secured Party may assign any or all of its rights under this Agreement to any person to whom such Secured Party assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Party.”

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction and venue of the federal and state courts located in the State of New Jersey for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby, and the parties agree that such jurisdiction and venue are appropriate and convenient. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVE ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) The Company shall indemnify, reimburse and hold harmless the Secured Party and his respective heirs and assigns (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, non-appealable decision of a court of competent jurisdiction.

(k) To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of the Company or any direct or indirect subsidiary of the Company or compliance with any provisions of any of the Organizational Documents, the Company hereby grant such consent and approval and waive any such noncompliance with the terms of said documents.

(l) All parties hereto have had the opportunity to review this Agreement with their counsel. This Agreement is the result of good faith, arms-length negotiations. The parties agree and acknowledge that they are each receiving fair and reasonably equivalent value in return for entering this Agreement.

(m) The Company specifically waives and renounces any rights, under any applicable law, which each may have, whether at law or in equity, to require the other to marshal any of the collateral subject hereto or any other assets of the Company, or any portion thereof, or to otherwise seek satisfaction from any particular assets of the Company or from any third party.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

SELLER’S CHOICE, LLC

By:
	Name:	Jay Goldberg
	Title:	CEO and President

HOME REVOLUTION, LLC

By:
	Name:	Jay Goldberg
	Title:	CEO and President

Acknowledged And Agreed:

JERRICK MEDIA HOLDINGS, INC.

By:
	Name:	Jeremy Frommer
	Title:	CEO